SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2016

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063
(Address of principal executive offices)

(805) 583-4302
(Company’s Telephone Number)

________________________________________________________
(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of October 18, 2016, Airborne Wireless Network, a Nevada corporation (the “Company”), and Aero Certification and Engineering LLC, a California limited liability company (“Aero”), entered into and executed a written Consulting Agreement pursuant to which Aero will support the Company regarding the development of data and analysis to support FAA Civil Certification of the Company’s Infinitus digital superhighway (the “Consulting Agreement”). Pursuant to the provisions of the Consulting Agreement, Aero will be involved in the design, aircraft modification, certification and installations that conform with FAA regulations and standards, as well as satisfy customer performance requirements. Additionally, Aero shall support the Company in obtaining the Company’s prevention certificate and related supplemental type certificates through each phase of the certification process.

The foregoing information regarding the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 7.01. REGULATION FD

On October 26, 2016, the Company issued a press release announcing that the Company retained the services of Aero as a consultant to the Company.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be “furnished” and shall not be deemed to be “filed” for purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 Exhibits

Exhibit No.	Description

10.1	Consulting Agreement dated as of October 18, 2016, between the Company and Aero Certification and Engineering LLC.

99.1	Press Release dated October 26, 2016, announcing that the Company retained the services of Aero Certification and Engineering LLC as a consultant to the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: October 26, 2016	By:	/s/ J. Edward Daniels
J. Edward Daniels
President & CEO

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement dated October 18, 2016, between the Company and Aero Certification and Engineering LLC.

99.1	Press Release dated October 26, 2016, announcing that the Company retained the services of Aero Certification and Engineering LLC as a consultant to the Company.

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